Exhibit 99.1

The Proposed Acquisition of Igeneon by Aphton

December 15, 2004

Forward Looking Statement

Some of the information and statements we will discuss in this conference call are forward-looking. These forward-looking statements may be affected by the risks and uncertainties in our business. Everything we say here today is qualified in its entirety by cautionary statements and risk factors set forth in our SEC filings, particularly those set forth in our Annual Report on Form 10-K which was filed with the SEC on March 15, 2004 and which is publicly available. These factors and others have affected historical results, may affect future results and may cause future results to differ materially from those expressed in any forward looking statement we may make. We have no obligation to update any forward-looking statement we may make.

Highlights of the Combined Company

A global leader in the development of active and passive immunotherapeutics for cancer

A balanced and diversified pipeline with multiple late-stage drugs that represent the foundation for sustainable growth

Multiple near and long term drivers

Extensive research & development depth and commercial oncology experience

Combined Company Offers Mature and Diversified Pipeline

Research Preclin Phase I Phase II Phase III Market

Clnical Product Candidates

InsegiaTM Pancreatic, Monotherapy

InsegiaTM Pancreatic, combo w/ Gemcitabine

IGN101 NSCLC, adjuvant

InsegiaTM Gastric, combo therapy

IGN101 Colon

IGN311 Lewis Y-positive carcinoma

Preclinical Product Candidates

InsegiaTM Liposomal formulation

IGN312 Improved ADCC

Radioligand Gastrin radioligand

IGN501 Immunomodulating vacine

The Transaction

Aphton acquires Igeneon

Issues 21.5 million Aphton shares in exchange for 100% Igeneon equity

Deal valued at approximately $80 million*

Pro-forma combined cash balance of approximately $61 million USD**

Post acquisition Aphton common shares outstanding 59.3 million

*Closing price as of 12/14/04;

** As of 9/30/04

Aphton Key Management

Patrick T. Mooney, M.D.

President and CEO

Dov Michaeli, Ph.D.

Chief Medical Officer

Günter Schirmer, M.D., Ph. D.

Medical Director, Europe

Paul Broome, M.B., ChB, FFPM.

Medical Director, US

Manfred Rüdiger, Ph.D.

Chief Operating Officer

Otto Doblhoff-Dier, PhD Manufacturing Development & Technical Affairs

Stephen Karr, PhD Quality Assurance

Gerda Redl, PhD Business Development & IP, EU

Theo de Roij, DVM, PhD Business Development, US

Rosmarie Dick-Gudenus, PhD

Project Management

Chief Scientific Officer

Stephen Grimes, PhD Head of Research, US

Gottfried Himmler, PhD Head of Research, Europe

James F. Smith Chief Financial Officer

Human Resources

Corporate Communications

Investor Relations

Finance

Legal Affairs

IT

About Igeneon

Founded in 1999 by Former Sandoz/Novartis Execs

Focused on active and passive cancer immunotherapies

2 compounds in the clinic 4 additional research programs

60 employees based in Vienna, Austria

70% in Research & Development; 80% with scientific or medical training

Funding to date of €75 million

Primarily funded by blue-chip venture capitalists

Key collaborations for clinical studies, regulatory support and recombinant engineering

Igeneon Product Pipeline

Research Preclin Phase I Phase II Phase III Market

Igeneon Clinical Product Candidates

IGN101 NSCLC, adjuvant

IGN101 CRC

IGN311 LewisY-positive Carcinoma

Preclinical Product Candidates

IGN312 Improved ADCC

IGN501 Immunomodulating Vaccine

Research Initiatives

IGN40X Vaccine EpCAM, Sialyl-Tn

Anti-CEA Mab

Neo-epitope Mab vs. Glycosylated Protein TAA

Aphton Key Milestones

Data from randomized Phase III trial for Insegia in Pancreatic cancer

Potential submission of NDA in US for Insegia

Potential first approval for Insegia in Switzerland

Follow-on approvals for Insegia in Australia & Canada

Data from IGN311 Phase 1b trial in Lewis-Y carcinoma

Interim data from Phase II/III IGN101 NSCLC trial

Possible partnerships for Insegia in Japan, Korea, Australia and South America

Initiation of Phase III trial for Insegia in gastric cancer

Two new IND into clinic Phase III trial in renal cancer for IGN101

Aphton will file a proxy statement and other documents regarding the proposed acquisition with the Securities and Exchange Commission (the “SEC”). Aphton stockholders are urged to read the proxy statement when it becomes available, because it will contain important information. A definitive proxy statement will be sent to stockholders of Aphton regarding the acquisition. Investors and security holders may obtain a copy of the proxy statement (when it is available) and any other relevant documents filed by Aphton with the SEC for free on the SEC’s web site, www.sec.gov. Copies of the proxy statement and other documents filed by Aphton with the SEC may also be obtained free of cost by directing a request to Aphton Corporation, 5000 South Broad Street, Philadelphia, PA 19112, Attention: Investor Relations.

Aphton and its directors, executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies of Aphton stockholders in connection with the proposed transaction. Such individuals may have interests in the transaction. A detailed list of the names, affiliations and interests of the participants in the solicitation, by stock ownership or otherwise, can be found in the definitive proxy statement relating to Aphton’s 2004 Annual Meeting of Stockholders that was filed with the SEC on May 14, 2004 and in the proxy statement relating to the acquisition of Igeneon that will be filed with the SEC.